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                                                                   Exhibit 23(b)

                          INDEPENDENT AUDITORS' CONSENT


       We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of PureTec Corporation on Form S-3 of our report dated September 12, 1995, appearing in the Annual Report on Form 10-K of PureTec Corporation for the year ended July 31, 1997, as amended, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Holtz Rubenstein & Co., LLP
Melville, New York


January 14, 1998